UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2018

Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 East Beardsley Avenue, Elkhart, Indiana	46514-3305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 8.01 Other Events

          On December 13, 2018, the Board of Directors of Thor Industries, Inc. (the “Company”) declared a regular cash dividend of $0.39 per share of common stock, payable on January 10, 2018, to shareholders of record at the close of business on December 27, 2018.

          A copy of the Company’s press release announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description

	99.1	Copy of press release, dated December 13, 2018, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: December 13, 2018	By: /s/ W. Todd Woelfer
Name: W. Todd Woelfer
Title: Senior Vice President, General Counsel, and Secretary